SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2004


                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


Delaware                            0-30900                           54-1983517
(State or other                 (Commission File                   (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


11111 Sunset Hills Road, Reston, Virginia                               20190
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: 703-547-2000


          (Former name or former address, if changed from last report)

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Item 9. Regulation FD Disclosure.

     On March 8, 2004, XO Communications, Inc. ("XO") issued a press release responding to the U.S. Court of Appeals for the District of Columbia Circuit's March 2 ruling on the Federal Communications Commission's (FCC) "Triennial Review Order" on local telephone competition.

     A copy of the press release of the Company responding the March 2 ruling on the Federal Communications Commission's (FCC) "Triennial Review Order" on local telephone competition is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     Exhibits. XO Communications, Inc.

     99.1      Press Release of XO Communications, Inc., dated March 8, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XO COMMUNICATIONS, INC.

                                        By: /s/ Wayne M. Rehberger
                                            ------------------------------
                                            Name:  Wayne M. Rehberger
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

March 8, 2004

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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

   99.1           Press Release of XO Communications, Inc., dated March 8, 2004.